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                                                                    Exhibit 32.1

                                  CERTIFICATION

The undersigned officers of the registrant certify that, to their knowledge, the quarterly report on Form 10-Q for the period ended September 30, 2004 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 780(d)), and that information contained in this report fairly presents, in all material respects, the financial condition and results of operation of the registrant as of the dates and for the periods expressed in the report.

Date:    November 9, 2004          /s/ Timothy R. Wright
                                   ------------------------
                                   Timothy R. Wright
                                   Interim President and Chief Executive Officer

Date:    November 9, 2004          /s/ Gina Gutzeit
                                   ------------------------
                                   Gina Gutzeit
                                   Interim Chief Financial Officer